As filed with the Securities and Exchange Commission on December 23, 2002.
                                                      Registration No. 333-30650
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                        HILB, ROGAL AND HAMILTON COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                         Virginia                      54-1194795
               (State or Other Jurisdiction         (I.R.S. Employer
            of Incorporation or Organization)    Identification Number)

          4951 Lake Brook Drive, Suite 500, Glen Allen, Virginia 23060
               (Address of Principal Executive Offices) (Zip Code)
                               ------------------

                        HILB, ROGAL AND HAMILTON COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                              Walter L. Smith, Esq.
              Senior Vice President, General Counsel and Secretary
                        Hilb, Rogal and Hamilton Company
                        4951 Lake Brook Drive, Suite 500
                           Glen Allen, Virginia 23060
                                 (804) 747-6500
                      (Name, Address and Telephone Number,
                   Including Area Code, of Agent for Service)
                                   -----------





================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.           Incorporation of Documents by Reference

         The following documents previously filed by the Registrant with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference and made a part hereof:

         (1) the Registrant's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 1998, File No. 0-15981;

         (2) the portions of the Registrant's definitive Proxy Statement for the Annual Meeting of Shareholders held on June 8, 1999 that have been incorporated by reference into the Form 10-K;

         (3) the Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999, File No. 0-15981;

         (4) the Registrant's Current Reports on Form 8-K, filed on April 1, 1999 and May 14, 1999, File No. 0-15981; and

         (5) the description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-3, File No. 33-56488, effective March 1, 1993.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such earlier statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.           Description of Securities

         Not applicable.

Item 5.           Interests of Named Experts and Counsel

         Williams Mullen, counsel to the Registrant, has rendered its opinion that the Common Stock, when issued pursuant to the terms and conditions of the Plan, will be legally issued, fully paid and non-assessable. Upon the original filing of this registration statement on February 17, 2000 and the issuance of its opinion contained therein, Williams Mullen did not have a substantial interest in the Registrant or its subsidiaries requiring disclosure herein.

Item 6.           Indemnification of Directors and Officers

         Article 10 of Chapter 9 of Title 13.1 of the Code of Virginia (the "Code") permits a Virginia corporation to indemnify any director or officer for reasonable expenses incurred in any legal proceeding in advance of final disposition of the proceeding, if the director or officer furnishes the corporation a written statement of his good faith belief that he or she has met the standard of conduct prescribed by the Code and furnishes the corporation a written undertaking to repay any advance if it is ultimately determined that he or she did not meet the standard of conduct, and a determination is made by the board of directors that such standard has been met. In a proceeding by or in the right of the corporation, no indemnification shall be made in respect of any matter as to which an officer or director is adjudged to be liable to the corporation, unless the court in which the proceeding took place determines that, despite such liability, such person is reasonably entitled to indemnification in view of all of the relevant circumstances. In any other proceeding, no indemnification shall be made if the director or officer is adjudged liable to the corporation on the basis that he improperly received a personal benefit. Corporations are given the power to make any other or further indemnity, including advance of expenses, to any director or officer that may be authorized by the articles of incorporation or any bylaw made by the shareholders, or any resolution adopted, before or after the event, by the shareholders, except an indemnity against willful misconduct or a knowing violation of the criminal law. Unless limited by its articles of incorporation, indemnification of a director or officer is mandatory when he or she entirely prevails in the defense of any proceeding to which he or she is a party because he or she is or was a director or officer.

         The Articles of Incorporation of the Registrant contain provisions indemnifying the directors and officers of the Registrant to the full extent permitted by Virginia law. In addition, the Articles of Incorporation of the Registrant eliminate the personal liability of the Registrant's directors and officers to the Registrant or its shareholders for monetary damages to the full extent permitted by Virginia law.

Item 7.           Exemption from Registration Claimed

         Not applicable.

Item 8.           Exhibits

The following exhibits are filed on behalf of the Registrant as part of this Registration Statement:

         4.1 Articles of Incorporation of the Registrant, incorporated by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-3, File No. 33-56488.

         4.2 Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registrant's Form 10-K for the year ended December 31, 1998, File No. 0-15981.

         4.3 Hilb, Rogal and Hamilton Company Employee Stock Purchase Plan as amended and restated effective November 25, 2002. *

         4.4      Form of Common Stock Certificate, incorporated by reference to
                  Exhibit 1 of the Registrant's Form 8-A Registration Statement, filed June 12, 1987, File No. 0-15981.

         5.1      Opinion of Williams, Mullen, Clark & Dobbins.

         23.1     Consent of  Williams,  Mullen,  Clark & Dobbins  (included  in
                  Exhibit 5.1).

         23.2     Consent of Ernst & Young LLP.

         24 Powers of Attorney (included on Signature Page to original filing).

------------

*Filed herewith

Item 9.           Undertakings

         The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To  include  any   prospectus   required  by
                                    Section  10(a)(3) of the  Securities  Act of
                                    1933, as amended;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered)  and any deviation  from the low
                                    or  high  end  of  the   estimated   maximum
                                    offering  range may be reflected in the form
                                    of  prospectus  filed  with  the  Commission
                                    pursuant   to  Rule   424(b)   if,   in  the
                                    aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                           provided, however, that paragraph (1)(i) and (1)(ii) shall not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Henrico County, Commonwealth of Virginia, on this 23 day of December, 2002.


                                         HILB, ROGAL AND HAMILTON COMPANY


                                      By:               *
                                          ------------------------------------
                                          Andrew L. Rogal
                                          Chairman and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                 Signature                                      Title                                Date
                 ---------                                      -----                                ----



                     *                             Chairman of the Board and Chief          December 23, 2002
-----------------------------------------          Executive Officer and Director
              Andrew L. Rogal                       (Principal Executive Officer)

                     *                         Senior Vice President, Chief Financial       December 23, 2002
-----------------------------------------        Officer and Treasurer (Principal
               Carolyn Jones                            Financial Officer)


                     *                              Vice President and Controller           December 23, 2002
-----------------------------------------           (Principal Accounting Officer)
           Robert W. Blanton, Jr.


                     *                             Chairman Emeritus and Director           December 23, 2002
-----------------------------------------
               Robert H. Hilb


                     *                         President, Chief Operating Officer and       December 23, 2002
-----------------------------------------                     Director
           Martin L. Vaughan, III


                     *                          Executive Vice President, Finance and       December 23, 2002
-----------------------------------------            Administration and Director
             Timothy J. Korman


                                                      Executive Vice President              December 23, 2002
-----------------------------------------                  and Director
              Thomas A. Golub

                     *                                        Director                      December 23, 2002
-----------------------------------------
         Theodore L. Chandler, Jr.


                     *                                        Director                      December 23, 2002
-----------------------------------------
           Norwood H. Davis, Jr.


                                                              Director                      December 23, 2002
-----------------------------------------
            Robert W. Fiondella


                                                              Director                      December 23, 2002
-----------------------------------------
               J.S.M. French


                     *                                        Director                      December 23, 2002
-----------------------------------------
             Anthony F. Markel


                     *                                        Director                      December 23, 2002
-----------------------------------------
             Thomas H. O'Brien


                                                              Director                      December 23, 2002
-----------------------------------------
           Julious P. Smith, Jr.


                     *                                        Director                      December 23, 2002
-----------------------------------------
              Robert S. Ukrop


                     *                                        Director                      December 23, 2002
-----------------------------------------
             David W. Searfoss




         * Walter L. Smith, by signing his name hereto, signs this document on behalf of each of the persons indicated by an asterisk above pursuant to powers of attorney duly executed by such persons and previously filed with the Securities and Exchange Commission as part of this Registration Statement.



Date: December 23, 2002                /s/ Walter L. Smith
                                       -----------------------------------
                                       Walter L. Smith
                                       Attorney-in-Fact

                                  EXHIBIT INDEX

                                       TO
                         FORM S-8 REGISTRATION STATEMENT

                             ----------------------

        Exhibit
        Number                     Description of Exhibit
        ------                     ----------------------

         4.1 Articles of Incorporation of the Registrant, incorporated by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-3, File No. 33-56488.

         4.2 Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registrant's Form 10-K for the year ended December 31, 1998, File No. 0-15981.

         4.3 Hilb, Rogal and Hamilton Company Employee Stock Purchase Plan, as amended and restated effective November 25, 2002.*

         4.4      Form of Common Stock Certificate, incorporated by reference to
                  Exhibit 1 of the Registrant's Form 8-A Registration Statement, filed June 12, 1987, File No. 0-15981.

         5.1      Opinion of Williams Mullen.

         23.1     Consent of Williams Mullen (included in Exhibit 5.1).

         23.2     Consent of Ernst & Young LLP.

         24 Powers of Attorney (included on Signature Page to original filing).

------------

*Filed herewith